                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510



              SUPPLEMENT DATED JULY 26, 2001 TO THE PROSPECTUS OF
          MORGAN STANLEY VARIABLE INVESTMENT SERIES -- CLASS X SHARES
                               DATED MAY 1, 2001


     With respect to the Utilities Portfolio, the following paragraph is added after the second paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES":


     The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.


     With respect to the Utilities Portfolio, the following paragraph is added after the sixth paragraph in the section of the Prospectus titled "SUMMARY OF PRINCIPAL RISKS":


     There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


     Investors in the Utilities Portfolio are directed to the paragraph titled "ASSET-BACKED SECURITIES" under the section of the Prospectus titled "ADDITIONAL RISK INFORMATION."